EXHIBIT 10.1
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
CREDIT AGREEMENT
This Third Amendment to Second Amended and Restated Credit Agreement (this “Third Amendment”) is made as of this 14th day of July, 2021, by and among GRT OP, L.P., a Delaware limited partnership f/k/a GRIFFIN CAPITAL ESSENTIAL ASSET OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, having an address at Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, California 90245 (“Borrower”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”), the other lending institutions which are parties to this Third Amendment as “Lenders” (together with KeyBank, the “Lenders”) and KEYBANK NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (the “Agent”). Unless otherwise defined herein, terms defined in the Credit Agreement set forth below shall have the same meaning herein.
W I T N E S S E T H:
WHEREAS, the Borrower, the Agent, the Lenders and other financial institutions party thereto have entered into that certain Second Amended and Restated Credit Agreement as of April 30, 2019, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of October 1, 2020 and that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of December 18, 2020 (collectively, the “Existing Credit Agreement”; and the Existing Credit Agreement as amended by this Third Amendment, the “Credit Agreement”); and
WHEREAS, the Borrower, the Agent and the Lenders have agreed to amend the Existing Credit Agreement as set forth herein.
NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereto hereby agree as follows:
1.Amendment to Credit Agreement.
The definition of “Applicable Rate” set forth in the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the definition of “Applicable Rate” from the Credit Agreement attached hereto as Annex A.
2.Representations and Warranties.
(a)    The Credit Parties hereby represent, warrant and covenant with Agent and Lenders that, as of the date hereof:
(i)    the representations and warranties of the Borrower and each other Credit Party contained in the Credit Agreement or any other
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Loan Document are true, correct and complete in all material respects on and as of the date hereof, except to the extent such representations and warranties (i) relate solely to an earlier date (in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date) or (ii) have been modified to reflect events occurring after the Amendment Effective Date, as the same have been disclosed publicly or in writing to the Agent on or before the date hereof or are permitted or not prohibited under the Loan Documents;
(ii)    this Third Amendment constitutes the legal, valid and binding obligation of the Borrower and is enforceable against it in accordance with its terms, without defense, counterclaim or offset. Except as hereby specifically amended or modified, the Existing Credit Agreement and the other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(iii)    the execution of this Third Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, and shall not be deemed to be a novation of the Obligations of the Credit Parties; and
(iv)    no event has occurred and is continuing which constitutes a Default or an Event of Default.
3.Conditions to Effectiveness. This Third Amendment shall not be effective until the date (the “Amendment Effective Date”) on which each of the following conditions precedent has been fulfilled to the reasonable satisfaction of the Agent on or prior to the date of this Third Amendment:
(a)This Third Amendment shall have been duly executed and delivered by the Credit Parties, the Administrative Agent and the Lenders (which shall constitute all of the 2026 Term Lenders (as defined in the Credit Agreement)).
(b)All action on the part of the Credit Parties necessary for the valid execution, delivery and performance by the Credit Parties of this Third Amendment shall have been duly and effectively taken.
(c)After giving effect to this Third Amendment, no Default or Event of Default shall have occurred and be continuing.
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4.Except as expressly amended hereby, the remaining terms and conditions of the Existing Credit Agreement shall continue in full force and effect. All future references to the “Credit Agreement” shall be deemed to be references to the Existing Credit Agreement as amended by this Third Amendment and each reference to “hereof,” “hereunder,” “herein” or “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Existing Credit Agreement as amended by this Third Amendment.
5.This Third Amendment shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.
6.This Third Amendment, which may be executed in multiple counterparts, constitutes the entire agreement of the parties regarding the matters contained herein and shall not be modified by any prior oral or written discussions. Delivery of an executed counterpart of a signature page of this Third Amendment by telecopy or other electronic imaging transmission (e.g. PDF by email) shall be effective as delivery of a manually executed counterpart of this Third Amendment. The Credit Parties hereby ratify, confirm and reaffirm all of the terms and conditions of the Existing Credit Agreement, and each of the other Loan Documents, and further acknowledge and agree that all of the terms and conditions of the Existing Credit Agreement shall remain in full force and effect except as expressly provided in this Third Amendment. This Third Amendment constitutes a Loan Document for all purposes under the Credit Agreement.
7.Any determination that any provision of this Third Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Third Amendment.
8.This Third Amendment shall be governed by and construed in accordance with the laws of the State of New York.
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IN WITNESS WHEREOF, the undersigned has executed and delivered this Third Amendment under seal as of the date first written above.
BORROWER:
GRT OP, L.P., a Delaware limited partnership

By:    GRIFFIN REALTY TRUST, INC.,
    a Maryland corporation, its General Partner

By:    _/s/ Javier Bitar_______________________
Name:    Javier Bitar
Title:     Chief Financial Officer

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ADMINISTRATIVE AGENT AND LENDER:

KEYBANK, NATIONAL ASSOCIATION, individually and as Administrative Agent, Swingline Lender and Issuing Bank By: __/s/ Christopher T. Neil________________ Name: Christopher T. Neil Title: Vice President

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LENDER:
CAPITAL ONE, NATIONAL ASSOCIATION By: __/s/ Jessica W. Phillips___________ Name: Jessica W. Phillips Title: Authorized Signatory

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LENDER:
TRUIST BANK, f/k/a Branch Banking and Trust Company, successor by merger to SunTrust Bank By: __/s/ Ryan Almond__________________ Name: Ryan Almond Title: Director

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LENDER:
WELLS FARGO BANK, NATIONAL ASSOCIATION By: ___/s/ Ricky Nahal__________________ Name: Ricky Nahal Title: Vice President

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LENDER:
U.S. BANK NATIONAL ASSOCIATION By: __/s/ Michael F. Diemer_____________ Name: Michael F. Diemer Title: Senior Vice President

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LENDER:
FIFTH THIRD BANK, NATIONAL ASSOCIATION By: ___/s/ John Kang___________________ Name: John Kang Title: Officer

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LENDER:
REGIONS BANK By: __/s/ C. Vincent Hughes, Jr._________ Name: C. Vincent Hughes, Jr. Title: Vice President

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LENDER:
BMO HARRIS BANK N.A. By: __/s/ Lloyd Baron__________________ Name: Lloyd Baron Title: Managing Director

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LENDER:
PNC BANK, NATIONAL ASSOCIATION By: __/s/ David C. Drouillard_______________ Name: David C. Drouillard Title: Senior Vice President

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LENDER:
COMERICA BANK By: ____/s/ Charles Weddell____________ Name: Charles Weddell Title: Senior Vice President

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LENDER:
SYNOVUS BANK By: ___/s/ Zach Braun__________________ Name: Zach Braun Title: Corporate Banker

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LENDER:
FIRST HORIZON BANK (f/k/a First Tennessee Bank national Association) By: __/s/ Jean Brennan_________________ Name: Jean Brennan Title: Senior Vice President

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GUARANTOR CONFIRMATION

The undersigned hereby acknowledge and agree to the foregoing Third Amendment to Second Amended and Restated Credit Agreement and acknowledge and agree that they remain obligated for the various obligations and liabilities, as applicable, set forth in that certain Guaranty (as supplemented, the "Guaranty") dated April 30, 2019, executed by each of the undersigned in favor of the Agent, which Guaranty remains in full force and effect.
GUARANTOR:
GRIFFIN REALTY TRUST, INC.,
a Maryland corporation
By:___/s/ Javier F. Bitar_____________________________________
Name:    Javier F. Bitar
Title:    Chief Financial Officer and Treasurer

GRIFFIN (GROVEPORT) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (ANDOVER) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (PARSIPPANY 14) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (HAMPTON 300) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (HAMPTON 500) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (TUCSON) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (AUBURN HILLS) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (SAN JOSE) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (HILLSBORO) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (LINCOLNSHIRE) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (NORTH CHARLESTON) ESSENTIAL ASSET REIT II, LLC,
each a Delaware limited liability company

By:    GRT OP, L.P., a Delaware limited partnership

By:    GRIFFIN REALTY TRUST, INC., a Maryland corporation, its General Partner

By:    __/s/ Javier Bitar_____________
Name:    Javier Bitar
Title:     Chief Financial Officer

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GRIFFIN (PARSIPPANY 10) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (LONE TREE) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (CARMEL) ESSENTIAL ASSET REIT II, LLC
THE GC NET LEASE (GV QUEBEC COURT) INVESTORS, LLC
THE GC NET LEASE (RENTON) INVESTORS, LLC
THE GC NET LEASE (ARLINGTON HEIGHTS) INVESTORS, LLC
THE GC NET LEASE (IRVINE ARMSTRONG) INVESTORS, LLC
THE GC NET LEASE (ATLANTA WINDY RIDGE) INVESTORS, LLC
THE GC NET LEASE (ATLANTA WILDWOOD I) INVESTORS, LLC
THE GC NET LEASE (ATLANTA WILDWOOD II) INVESTORS, LLC
THE GC NET LEASE (MASON SIMPSON) INVESTORS, LLC
THE GC NET LEASE (MASON DUKE) INVESTORS, LLC
THE GC NET LEASE (WESTERVILLE) INVESTORS, LLC
THE GC NET LEASE (DUBLIN) INVESTORS, LLC
THE GC NET LEASE (ARLINGTON CENTREWAY) INVESTORS, LLC
THE GC NET LEASE (ALLEN PARK) INVESTORS, LLC
THE GC NET LEASE (MILWAUKEE) INVESTORS, LLC
THE GC NET LEASE (WAYNE) INVESTORS, LLC
THE GC NET LEASE (MARYLAND HEIGHTS) INVESTORS, LLC
THE GC NET LEASE (LYNNWOOD II) INVESTORS, LLC
THE GC NET LEASE (OLATHE) INVESTORS, LLC
THE GC NET LEASE (WESTMINSTER) INVESTORS, LLC
THE GC NET LEASE (PHOENIX NORTHGATE) INVESTORS, LLC
THE GC NET LEASE (PARSIPPANY) INVESTORS, LLC
THE GC NET LEASE (MARYLAND HEIGHTS LACKLAND) INVESTORS, LLC,
each a Delaware limited liability company

By:    GRT OP, L.P., a Delaware limited partnership

By:    GRIFFIN REALTY TRUST, INC., a Maryland corporation, its General Partner

By:___ /s/ Javier F. Bitar_____________
Name:    Javier F. Bitar
Title:    Chief Financial Officer and Treasurer

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THE GC NET LEASE (PHOENIX BEARDSLEY) INVESTORS, LLC
THE GC NET LEASE (SAN CARLOS) INVESTORS, LLC
THE GC NET LEASE (EARTH CITY) INVESTORS, LLC
THE GC NET LEASE (MASON I) INVESTORS, LLC
THE GC NET LEASE (HOUSTON WESTGATE III) INVESTORS, LLC
PLAINFIELD PARTNERS, LLC
THE GC NET LEASE (LONE TREE) INVESTORS, LLC
THE GC NET LEASE (FORT MILL) INVESTORS, LLC,
THE GC NET LEASE (FORT MILL II) INVESTORS, LLC,
THE GC NET LEASE (LAKELAND) INVESTORS, LLC,
THE GC NET LEASE (SCOTTSDALE) INVESTORS, LLC,
THE GC NET LEASE (SCOTTSDALE II) INVESTORS, LLC,
THE GC NET LEASE (SAVANNAH) INVESTORS, LLC,
THE GC NET LEASE (HERITAGE III) INVESTORS, LLC,
THE GC NET LEASE (HERITAGE IV) INVESTORS, LLC,
each a Delaware limited liability company

By:    GRT OP, L.P., a Delaware limited partnership

By:    GRIFFIN REALTY TRUST, INC., a Maryland corporation, its General Partner

By:___ /s/ Javier F. Bitar______________
Name:    Javier F. Bitar
Title:    Chief Financial Officer and Treasurer

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GRIFFIN (DURHAM) ESSENTIAL ASSET REIT II, L.P., a Delaware limited partnership

By:    GRIFFIN (DURHAM) ESSENTIAL ASSET REIT II GP, LLC, a Delaware limited liability company

    By:    GRT OP, L.P., a Delaware limited partnership

    By:    GRIFFIN REALTY TRUST, INC., a Maryland corporation, its General Partner

By:        /s/ Javier F. Bitar
Name:    Javier F. Bitar
Title:    Chief Financial Officer and Treasurer

THE GC NET LEASE (CHARLOTTE-NORTH FALLS) INVESTORS, L.P., a Delaware limited partnership

By:    THE GC NET LEASE (CHARLOTTE-NORTH FALLS) GP, LLC, a Delaware limited liability company

    By:    GRT OP, L.P., a Delaware limited partnership

    By:    GRIFFIN REALTY TRUST, INC., a Maryland corporation, its General Partner

By:    /s/ Javier F. Bitar
Name:    Javier F. Bitar
Title:    Chief Financial Officer and Treasurer

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THE GC NET LEASE (FRISCO) INVESTORS, LLC
THE GC NET LEASE (HERNDON) INVESTORS, LLC
THE GC NET LEASE (HOUSTON WESTWAY II) INVESTORS, LLC
THE GC NET LEASE (DEERFIELD) INVESTORS, LLC
THE GC NET LEASE (COLUMBUS) INVESTORS, LLC
THE GC NET LEASE (MIRAMAR) INVESTORS, LLC,
each a Delaware limited liability company

By:    SOR OPERATING PARTNERSHIP, LLC, a Delaware limited liability company

    By:    GRT OP, L.P., a Delaware limited partnership

    By:    GRIFFIN REALTY TRUST, INC., a Maryland corporation, its General Partner

By:    /s/ Javier F. Bitar
Name:    Javier F. Bitar
Title:    Chief Financial Officer and Treasurer

THE GC NET LEASE (COLUMBIA) INVESTORS, LLC,
a Delaware limited liability company

By:    THE POINT AT CLARK STREET REIT, LLC, a Delaware limited liability company

By:    FRANKLIN CENTER MEMBER, LLC, a Delaware limited liability company

By:    SOR OPERATING PARTNERSHIP, LLC, a Delaware limited liability company

By:    GRT OP, L.P., a Delaware limited partnership

By:    GRIFFIN REALTY TRUST, INC., a Maryland corporation, its General Partner

By:    /s/ Javier F. Bitar
Name:    Javier F. Bitar
Title:    Chief Financial Officer and Treasurer

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ARCP OFC BIRMINGHAM AL, LLC,
ARCP OFC BURLINGTON MA, LLC,
ARCP OFC HUNTSVILLE AL, LLC,
ARCP ID BELLEVUE OH, LLC,
ARCP OFC SAN ANTONIO TX, LLC,
ARCP OFC PHOENIX (CENTRAL) AZ, LLC,
ARCP OFC JOHNSTON IA (PHASE II), LLC,
ARCP OFC BURLINGTON MA (PHASE 2), LLC,
VEREIT OFC LINCOLN HILL PA, LLC,
VEREIT OFC HOUSTON TX, LLC,
VEREIT OFC PHOENIX AZ, LLC,
VEREIT OFC TYLER TX, LLC,
COLE OFC LAKE JACKSON TX, LLC,
CIM OFC PLATTEVILLE CO, LLC,
CIM OFC ANDOVER MA, LLC,
CIM OFC SPARKS MD, LLC,
CIM OFC MEMPHIS TN, LLC,
CIM OFC ANDOVER (TECH) MA, LLC,
CIM OFC HUNT VALLEY MD, LLC,
each a Delaware limited liability company

By:     COLE CORPORATE INCOME OPERATING PARTNERSHIP II, LP, a Delaware limited partnership, its sole member

By:     GRT OP (CARDINAL NEW GP SUB), LLC, a Delaware limited liability company, its General Partner

By:    GRT OP, L.P., a Delaware limited partnership, its sole member

By:    GRIFFIN REALTY TRUST, INC., a Maryland corporation, its General Partner

By:    /s/ Javier F. Bitar
Name:    Javier F. Bitar
Title:    Chief Financial Officer, Treasurer and Interim Chief Investment Officer

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COLE OFC SAN JOSE (RIDDER PARK) CA, LP,
a Delaware limited partnership

By:       Cole GP OFC San Jose (Ridder Park) CA, LLC, a Delaware limited liability company, its General Partner

By:       COLE CORPORATE INCOME OPERATING PARTNERSHIP II, LP, a Delaware limited partnership, its sole member

By:       GRT OP (CARDINAL NEW GP SUB), LLC, a Delaware limited liability company, its General Partner

By:    GRT OP, L.P., a Delaware limited partnership, its sole member

By:    GRIFFIN REALTY TRUST, INC., a Maryland corporation, its General Partner

By:    /s/ Javier F. Bitar
Name:    Javier F. Bitar
Title:    Chief Financial Officer, Treasurer and Interim Chief Investment Officer

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ARCP OFC SAN JOSE (ORCHARD) CA, LP,
a Delaware limited partnership

By:       ARCP GP OFC San Jose (Orchard) CA, LLC, a Delaware limited liability company, its General Partner

By:       COLE CORPORATE INCOME OPERATING PARTNERSHIP II, LP, a Delaware limited partnership, its sole member

By:       GRT OP (CARDINAL NEW GP SUB), LLC, a Delaware limited liability company, its General Partner

By:    GRT OP, L.P., a Delaware limited partnership, its sole member

By:    GRIFFIN REALTY TRUST, INC., a Maryland corporation, its General Partner

By:    /s/ Javier F. Bitar
Name:    Javier F. Bitar
Title:    Chief Financial Officer, Treasurer and Interim Chief Investment Officer

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COLE OFC WALNUT CREEK CA, LP,
a Delaware limited partnership

By:       Cole GP OFC Walnut Creek CA, LLC, a Delaware limited liability company, its General Partner

By:       COLE CORPORATE INCOME OPERATING PARTNERSHIP II, LP, a Delaware limited partnership, its sole member

By:       GRT OP (CARDINAL NEW GP SUB), LLC, a Delaware limited liability company, its General Partner

By:    GRT OP, L.P., a Delaware limited partnership, its sole member

By:    GRIFFIN REALTY TRUST, INC., a Maryland corporation, its General Partner

By:    /s/ Javier F. Bitar
Name:    Javier F. Bitar
Title:    Chief Financial Officer, Treasurer and Interim Chief Investment Officer

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CIM OFC SAN DIEGO CA, LP,
a Delaware limited partnership
By:       CIM GP OFC San Diego CA, LLC, a Delaware limited liability company, its General Partner

By:       COLE CORPORATE INCOME OPERATING PARTNERSHIP II, LP, a Delaware limited partnership, its sole member

By:       GRT OP (CARDINAL NEW GP SUB), LLC, a Delaware limited liability company, its General Partner

By:    GRT OP, L.P., a Delaware limited partnership, its sole member

By:    GRIFFIN REALTY TRUST, INC., a Maryland corporation, its General Partner

By:    /s/ Javier F. Bitar
Name:    Javier F. Bitar
Title:    Chief Financial Officer, Treasurer and Interim Chief Investment Officer

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THE GC NET LEASE (CHARLOTTE DAVID TAYLOR) INVESTORS, L.P., a
Delaware limited partnership

By:     The GC Net Lease (Charlotte David Taylor) GP, LLC, a Delaware limited liability company, its General Partner

By:     Cole Corporate Income Operating Partnership II, LP, a Delaware limited partnership, its sole member

By:     GRT OP (Cardinal New GP Sub), LLC, a Delaware limited liability company, its General Partner

By:     GRT OP, L.P., a Delaware limited partnership, its sole member

By:     GRIFFIN REALTY TRUST, INC., a Maryland corporation, its General Partner

By:    /s/ Javier F. Bitar
Name:    Javier F. Bitar
Title:    Chief Financial Officer, Treasurer and Interim Chief Investment Officer

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THE GC NET LEASE (GREENSBORO) INVESTORS, L.P., a
Delaware limited partnership

By:     The GC Net Lease (Greensboro) GP, LLC, a Delaware limited liability company, its General Partner

By:     Cole Corporate Income Operating Partnership II, LP, a Delaware limited partnership, its sole member

By:     GRT OP (Cardinal New GP Sub), LLC, a Delaware limited liability company, its General Partner

By:     GRT OP, L.P., a Delaware limited partnership, its sole member

By:     GRIFFIN REALTY TRUST, INC., a Maryland corporation, its General Partner

By:    /s/ Javier F. Bitar
Name:    Javier F. Bitar
Title:    Chief Financial Officer, Treasurer and Interim Chief Investment Officer

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THE GC NET LEASE (WAKE FOREST) INVESTORS, L.P., a
Delaware limited partnership

By:     The GC Net Lease (Wake Forest) GP, LLC, a Delaware limited liability company, its General Partner

By:     Cole Corporate Income Operating Partnership II, LP, a Delaware limited partnership, its sole member

By:     GRT OP (Cardinal New GP Sub), LLC, a Delaware limited liability company, its General Partner

By:     GRT OP, L.P., a Delaware limited partnership, its sole member

By:     GRIFFIN REALTY TRUST, INC., a Maryland corporation, its General Partner

By:    /s/ Javier F. Bitar
Name:    Javier F. Bitar
Title:    Chief Financial Officer, Treasurer and Interim Chief Investment Officer

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ANNEX A

“Applicable Rate” means, from time to time, with respect to a particular Class and Type of Loans, (a) subject to clause (b) below, the percentage rate set forth in the immediately following table corresponding to the Consolidated Leverage Ratio as set forth in the Compliance Certificate most recently delivered by the Borrower pursuant to Section 5.01(c). Any adjustment to the Applicable Rate shall be effective as of the first day of the calendar quarter immediately following the quarter during which the Borrower delivers to the Administrative Agent the applicable Compliance Certificate pursuant to Section 5.01(c) (with the Compliance Certificate for the most recently ended reporting period delivered during a subject quarter taking precedence over a Compliance Certificate for a prior reporting period delivered during the same quarter). If the Borrower fails to deliver a Compliance Certificate pursuant to Section 5.01(c), the Applicable Rate shall equal the percentages corresponding to Level 5 until the first day of the calendar quarter immediately following the quarter that the required Compliance Certificate is delivered. Notwithstanding the foregoing, for the period from the Amendment Effective Date through but excluding the date on which the Administrative Agent first determines the Applicable Rate for Loans as provided above, the Applicable Rate shall be determined based on Level 1:

Annex A – Page 1

Level	Consolidated Leverage Ratio	Applicable Rate for Revolving Loans which are Eurodollar Loans	Applicable Rate for Revolving Loans which are Alternate Base Rate Loans	Applicable Rate for 2023, 2024, ~~and~~ 2025 and 2026Term Loans which are Eurodollar Loans	Applicable Rate for 2023, 2024, ~~and~~ 2025 and 2026 Term Loans which are Alternate Base Rate Loans	~~Applicable Rate for 2026 Term Loans which are Eurodollar Loans~~	~~Applicable Rate for 2026 Term Loans which are Alternate Base Rate Loans~~
1	Less than 45%	1.30%	.30%	1.25%	.25%	~~1.65%~~	~~.65%~~
2	Greater than or equal to 45% but less than 50%	1.45%	.45%	1.40%	.40%	~~1.75%~~	~~.75%~~
3	Greater than or equal to 50% but less than 55%	1.60%	.60%	1.55%	.55%	~~1.85%~~	~~.85%~~
4	Greater than or equal to 55% but less than 60%	1.90%	.90%	1.85%	.85%	~~2.20%~~	~~1.20%~~
5	Greater than or equal to 60%	2.20%	1.20%	2.15%	1.15%	~~2.50%~~	~~1.50%~~

The Applicable Rate shall be adjusted quarterly as of the first day of the calendar quarter immediately following the quarter during which the Borrower delivers to the Administrative Agent the applicable Compliance Certificate pursuant to Section 5.01(c). Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.17(f).

(b)    If Borrower obtains an Investment Grade Rating from at least one of S&P, Moody’s or Fitch, and provided that no Event of Default is then occurring, at Borrower’s irrevocable election, the Applicable Rate shall thereafter at all times be determined based on the applicable rate per annum set forth in the below table corresponding to the level (each a “Pricing Level”) into which such Debt Rating then falls, notwithstanding any failure of Borrower to maintain an Investment Grade Rating or any failure of Borrower to maintain a Debt Rating.

Annex A – Page 2

Investment Grade Rating	Applicable Rate for Revolving Loans which are Eurodollar Loans	Revolver Facility Fee Rate	Applicable Rate for Revolving Loans which are Alternate Base Rate Loans	Applicable Rate for 2023, 2024, ~~and~~ 2025 and 2026Term Loans which are Eurodollar Loans	Applicable Rate for 2023, 2024, ~~and~~ 2025 and 2026Term Loans which are Alternate Base Rate Loans	~~Applicable Rate for 2026 Term Loans which are Eurodollar Loans~~	~~Applicable Rate for 2026 Term Loans which are Alternate Base Rate Loans~~
Pricing Level 1 At least A- or A3	0.825%	.125%	0.000%	0.900%	0.000%	~~1.400%~~	~~0.400%~~
Pricing Level 2 At least BBB+ or Baa1	0.875%	.150%	0.000%	0.950%	0.000%	~~1.450%~~	~~0.450%~~
Pricing Level 3 At least BBB or Baa2	1.000%	.200%	0.000%	1.100%	0.100%	~~1.550%~~	~~0.550%~~
Pricing Level 4 At least BBB- or Baa3	1.200%	.250%	0.200%	1.350%	0.350%	~~1.800%~~	~~0.800%~~
Pricing Level 5 Below BBB-, Baa3 or unrated	1.550%	.300%	0.550%	1.750%	0.750%	~~2.350%~~	~~1.350%~~

Each change in the Applicable Rate resulting from a change in the Debt Rating of Borrower shall be effective for the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. Notwithstanding the above, during any period for which the Borrower has received three Debt Ratings which are not equivalent, the Applicable Rate will be determined by (a) the highest Debt Rating if they differ by only one level and (b) the average of the two highest Debt Ratings if they differ by two or more levels (unless the average is not a recognized level, in which case the Applicable Rate will be based on the level corresponding to the second highest Debt Rating). During any period for which the Borrower has received only two Debt Ratings and such Debt Ratings are not equivalent, the Applicable Rate will be determined by (1) the highest Debt Rating if they differ by only one level and (ii) the median of the two Debt Ratings if they differ by two or more levels (unless the median is not a recognized level, in which case the Applicable Rate will be based on the Debt Rating one level below the level corresponding to the higher Debt Rating). During any period for which the Borrower has received a Debt Rating from only one Rating Agency, the Applicable Rate shall be determined based on such Debt Rating so long as such Debt Rating is from S&P or Moody's. During any period for which the Borrower does not
Annex A – Page 3

have a Debt Rating from any Rating Agency, or during any other period not otherwise covered by this definition, the Applicable Rate shall be determined based on Level 5.
2748638.3
Annex A – Page 4